Exhibit 99.4


                          INDEPENDENT AUDITOR'S REPORT


To the Board of Directors and Stockholders of Bellcrest Homes, Inc.
Millen, Georgia


We have audited the accompanying statement of income of Bellcrest Homes, Inc. for the year ended December 31, 1995. This statement of income is the responsibility of the Company's management. Our responsibility is to express an opinion on this statement of income based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of income is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of income. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of income. We believe that our audit of the statement of income provides a reasonable basis for our opinion.

In our opinion, the statement of income referred to above presents fairly, in all material respects, the results of the operations of Bellcrest Homes, Inc. for the year ended December 31, 1995, in conformity with generally accepted accounting principles.


/s/ Alday, Tillman, Wright & Giles, P.C.
------------------------------------------
Alday, Tillman, Wright & Giles, P.C.
Valdosta, Georgia

January 23, 1996

                              BELLCREST HOMES, INC.
                              STATEMENTS OF INCOME
                                ($ IN THOUSANDS)

                                                     NINE MONTHS            YEAR
                                                   ENDED SEPTEMBER          ENDED
                                                       30, 1996           DECEMBER
                                                     (UNAUDITED)          31, 1995
                                                   ---------------        ---------

GROSS SALES                                           $ 31,392            $ 29,613

LESS: DEALER REBATES                                     1,509               1,353
                                                      --------            --------
NET SALES                                               29,883              28,260
                                                      --------            --------
COST OF SALES                                           26,193              24,609
                                                      --------            --------

GROSS PROFIT                                             3,690               3,651

SELLING, GENERAL AND ADMINISTRATIVE                      2,407               2,264
                                                      --------            --------

INCOME FROM OPERATIONS                                   1,283               1,387

OTHER INCOME AND (EXPENSE)
         Interest expense                                  (87)                (46)
         Interest income                                    29                  28
                                                      --------            --------

INCOME BEFORE INCOME TAXES                               1,225               1,369

INCOME TAXES                                               468                 508
                                                      --------            --------

NET INCOME                                            $    757            $    861
                                                      ========            ========





See accompanying notes and independent auditors' report.

                              BELLCREST HOMES, INC.
                          NOTES TO STATEMENTS OF INCOME
                                ($ IN THOUSANDS)


NOTE 1- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Bellcrest Homes, Inc. was incorporated December 12, 1986, in Jenkins County, Georgia. The Company's first assets were acquired on January 15, 1987 and production began at that time. The Company builds manufactured homes in its plant in Millen, Georgia for sale to retail outlets.

The condensed statement of income of Bellcrest Homes, Inc. for the nine months ended September 30, 1996 has been prepared by the Company, without audit, pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosures normally included in statements of income prepared in accordance with generally accepted accounting principles have been omitted. The condensed statement of income should be read in conjunction with the audited financial statements and notes thereto included elsewhere herein.

In the opinion of management, all adjustments consisting only of normal recurring adjustments that are necessary for a fair presentation, have been included in the condensed statement of income for the interim period ended September 30, 1996. The results of operations for the nine months ended September 30, 1996 are not necessarily indicative of the results of operations to be expected for the full year ending December 31, 1996 or any other period.

Accounts Receivable

Trade receivables arising from sales to customers are not collateralized and as a result management continually monitors the financial conditions of these customers to reduce the risk of loss. All trade receivables at December 31, 1995 are considered to be collectible, and no provision has been made for losses on uncollectible accounts.

Inventories

Inventories are stated at the lower of cost or market using the first-in first out (FIFO) method.

Property  and Equipment

Property and equipment is recorded at cost. The cost of property and equipment is depreciated over the useful lives of the related assets. Depreciation is computed on the straight-line method for financial reporting and on the modified accelerated and accelerated cost recovery method for income tax purposes.

Maintenance and repairs are charged to operations when incurred. When property or equipment is retired/disposed of, its cost and the related accumulated depreciation are eliminated from the respective accounts, and gains or losses arising from the disposition are included in income for that period.

The useful lives of property, plant, and equipment for purposes of computing depreciation are:

                                                                    YEARS
                                                                    -----

         Buildings and improvements                                15 - 30
         Office furniture and fixtures                              5 - 7
         Machinery and equipment                                    5 - 7
         Autos and trucks                                             5

                              BELLCREST HOMES, INC.
                          NOTES TO STATEMENTS OF INCOME
                                ($ IN THOUSANDS)


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Warranty Obligations

Provisions for expected costs relating to warranty obligations are made at the time of sale of manufactured homes.

Income Taxes

Deferred income taxes are provided on timing differences between financial statement and income tax reporting, principally from the use of different methods of depreciation for income tax and financial statement purposes and the non-deductibility of certain accruals/reserves until the expense is actually paid.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


NOTE 2 - PROPERTY AND EQUIPMENT

Depreciation expense on property and equipment, including that acquired under capital lease, was $203,930 for the year ended December 31, 1995.


NOTE 3 - LINE-OF-CREDIT, BANK

The Company has a line-of-credit with First Union National Bank of Florida which expires annually each April 30. The line-of-credit is to be used for general short-term working capital requirements which occur in the normal course of business. The line bears a rate of prime plus one-half percent.


NOTE 4 - INCOME TAXES

Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due plus deferred taxes. Deferred taxes are recognized for differences between the basis of assets and liabilities for financial statement and income tax purposes. The differences relate primarily to depreciable assets and various accrued liabilities. The deferred tax assets and liabilities represent the future tax return consequences of those differences, which will either be taxable or deductible when the assets and liabilities are recovered or settled.

Income tax expense for the year ended December 31, 1995, is made up of the following components:

Current tax expense                                   $ 496
Deferred income tax expense                              12
                                                      -----

                                                      $ 508
                                                      =====

                              BELLCREST HOMES, INC.
                          NOTES TO STATEMENTS OF INCOME
                                ($ IN THOUSANDS)


NOTE 4 - INCOME TAXES, CONTINUED

The source and tax effect of the components of deferred income tax expense for the year ended December 31, 1995 is as follows:

         Difference in tax and book depreciation                 $   4
         Warranty expense deductible when paid                      (4)
         Other reserves and accruals                                12
                                                                 -----

                                                                 $  12
                                                                 =====

NOTE 4 - RELATED PARTY TRANSACTIONS

The Company has an incentive bonus plan for officers/shareholders and various key employees. Payments under the plan are based on production goals, sales goals and profitability. Bonuses paid or accrued during the year ended December 31, 1995 were $764 for the year ended December 31, 1995.


NOTE 5 - MAJOR CUSTOMERS AND GEOGRAPHIC CONCENTRATION

The majority of the Company's sales are to dealers in the Southeast. Additionally, virtually all sales to dealers are financed by third party floor planners. A downturn in the economy could adversely affect available financing for dealers and the resulting sales. The Company carefully monitors the economy and is constantly seeking out additional markets for their sales.

The Company has two major customers, each accounting for over 10% of sales for 1995.